Summary of Significant Accounting Policies (Details) - Schedule of Reconciliation of Cash and Cash Equivalents, and Restricted Cash - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Cash [Abstract]
Cash and cash equivalents	$ 102,512	$ 122,559
Restricted cash	3,962	947
Total cash and cash equivalents, and restricted cash	$ 106,474	$ 123,506	$ 104,330	$ 157,746